UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2004

MONEYFLOW SYSTEMS INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada                      333-74928                52-2325923

(State or other jurisdiction          (Commission       (IRS Employer

of incorporation)                File Number)           Identification No.)

Suite N, 7003 - Fifth Street SE, Calgary, Alberta T2H 2G2

(Address of principal executive offices) (Zip Code)

(403) 319-0236

(Registrant's telephone number)

ITEM 2.01. ACQUISITION OR DISPOSITION OF ASSETS

On August 31, 2004, MoneyFlow Systems International Inc. (the "Company") entered into a Purchase and Sale Agreement ("Agreement") with POS West pursuant to which the Company agreed to sell to POS West the majority of its debit terminal portfolio, commonly referred to as Point of Sale ("POS") terminals within the industry (the "Assets").  Under the terms of the transaction, Intercash sold 225 terminal locations to POS West, representing the bulk of the POS operations for an aggregate amount of $258,421.70 in cash.  The parties agreed to a holdback of Cdn $10,185.60 until Intercash confirms the status of certain accounts. This process has virtually been completed. Notwithstanding the sale of the majority of its POS business, Intercash will continue to operate certain of the wireless POS terminals located at corporate sites as these did not form part of the sale.

The amount of the consideration received by the Company in connection with the disposition of the Assets was determined in arm's-length negotiations between the parties thereto, and the terms of the transaction were approved by each of such parties' respective board of directors and managing member, as applicable.  Prior to the transaction, there were no material relationships between the Company or any of its affiliates, officers and directors, or associates of any such officers or directors, on the one hand, and POS, on the other hand.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by the terms of the Purchase and Sale Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

On October 21, 2004, the Company issued a News release announcing the sale of the Assets.  A copy of the News Release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Pro Forma Financial Information. As permitted by Item 9.01(b)(2) of Form 8-K, the Registrant will file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K within seventy one (71) calendar days after the date hereof.

(b) Exhibits

2.1

Purchase And sale Agreement by and among MoneyFlow Systems International Inc., through its subsidiary Intercash POS Systems Inc. and POS West dated as of August 31, 2004

99.1

MoneyFlow Systems International Inc. News release dated October 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 25, 2004.

Moneyflow Systems International Inc.,

a Nevada corporation

By: /s/ Harold F. Schultz

--------------------------------

Harold F. Schultz, President and CEO

Exhibit 2.1

THIS AGREEMENT made this               day of August, 2004.

BETWEEN:

INTERCASH POS SYSTEMS INC.

operating as CashStation

(hereinafter referred to as the "Vendor")

- and -

BP FINANCIAL CORP.

(hereinafter referred to as the "Purchaser")

AGREEMENT FOR THE PURCHASE AND SALE OF ASSETS

WHEREAS THE VENDOR is the owner of certain assets and undertakings used in the operation of an point of sale terminal business in and around Calgary, in the Province of Alberta; (all of which are herein collectively called the "Assets");

AND WHEREAS THE VENDOR has agreed to sell and the Purchaser has agreed to purchase the Assets;

NOW THEREFORE this Agreement witnesseth that the parties mutually agree as follows:

ARTICLE I   -   PURCHASE AND SALE

1.01

Subject to the terms and conditions set forth in this Agreement at the Closing (hereinafter defined) the Vendor shall sell and the Purchaser shall purchase those Assets described as follows:

a)

All point of sale machines whether placed at a customer location or surplus parts and tools relating thereto and inventory of supplies as at the Closing Date, used in the operation of the point of sale terminal business.

b)

All customer lists, files, computer disks, etc. utilized in the operation of the point of sale  terminal business and an assignment of all customer contracts relating to the point of sale terminals placed by the vendor with its customers, as more particularly described on Schedule "A" to this Agreement.  In the event of a dispute between the Vendor and the Purchaser or the Vendor and any third party with respect to the point of sale terminal business, the Purchaser agrees to provide access to the records referred to herein to the Vendor.

c)

All inventory used by the Vendor in the operation of the point of sale terminal business;

ARTICLE II  -  PURCHASE PRICE

2.01

The Purchase Price for the Assets, inclusive of inventory, shall be the sum of $258,421.70.

ARTICLE III  -  PAYMENT AND ALLOCATION OF PURCHASE PRICE

3.01

The Purchase Price shall be allocated as follows:

Fixed Assets:

$

98,000.00

Goodwill:

$          160,421.70

$          258,421.70

3.02

The sum of FIVE THOUSAND ($5,000.00) DOLLARS as a deposit paid to the solicitors for the Purchaser to be credited towards the Purchase Price on Closing.   The deposit is refundable if the conditions precedent in Article 5.01 are not satisfied or waived, but otherwise is forfeited to the Vendor if the Purchase does not complete this agreement.

3.03

The sum of TEN THOUSAND ONE HUNDRED EIGHTY FIVE -----------60/100 ($10,185.60) shall be held back in the Purchaser's solicitors trust account pending the Purchaser's ability to obtain valid contracts at each of the sites listed on Schedule "B" hereto.  The value of each of the sites stipulated on Schedule "B" will be releasable to the Vendor upon the execution of a valid contract.  In the event that valid contracts are not obtained at any of the sites listed on Schedule "B" within 30 days of the Closing Date, the value listed on Schedule "B" with respect to each such site shall be released to the Purchaser.

3.02

The balance of the purchase price determined in accordance with the provisions of Article II on the Closing Date;

ARTICLE IV - ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE

4.01

It is agreed and acknowledged that all accounts receivable of the Vendor which have accrued and been billed prior to August 31, 2004 shall be and remain the sole property of the Vendor.

4.02

The Vendor agrees that all account payables incurred prior to August 31, 2004 are the responsibility of the Vendor and will be paid by the Vendor on or prior to August 31, 2004.

4.03

It is agreed that the Purchaser will assume and be responsible for all liability resulting from warranty claims arising from customer contracts which are assigned to the Purchaser herein.

4.04

The Vendor and Purchaser agree to make a re-adjustment with respect to any receivables remitted to either party in error by a customer of the point of sale terminal business.

ARTICLE V - CONDITIONS PRECEDENT

5.01

The obligation of the Purchaser to consummate the transactions herein contemplated are subject to the fulfil l ment of the following conditions precedent made for the benefit of the Purchaser, which conditions may be waived by the Purchaser at any time:

a)

the Purchaser completing its due diligence investigations on or before August 15, 2004 to its satisfaction and provided the Vendor releases the information necessary to permit the Purchaser to complete such investigations.

ARTICLE V1  -  REPRESENTATIONS AND WARRANTIES OF THE VENDOR

6.01

The Vendor represents and warrants to the Purchaser that, and acknowledge that the Purchaser is relying on the following representations and warranties:

a)

the Vendor has the power, authority and capacity to enter into this agreement and to carry out the transaction contemplated hereby,

b)

the Vendor owns the Assets free and clear of all liens, mortgages, encumbrances, equities or claims of every kind and nature whatsoever, except as specifically provided herein,

c)

the Vendor has no indebtedness to any person, firm or corporation which might, by operation of law, or otherwise now or hereafter constitute a lien, charge or encumbrance upon any of the Assets;

d)

from the date hereof to and including August 31, 2004, the Vendor shall retain and maintain the Assets at its own cost and expense so that on August 31, 2004 the Purchaser shall have and enjoy the Assets without any material loss or depreciation in value of any of the Assets.  Furthermore, on August 31, 2004 the Assets shall be in proper working order.

e)

The financial statements attached hereto as Schedule "B" have been prepared in accordance with generally accepted accounting principles and practices applied on a consistent basis with those of previous periods and present fairly the financial operations of the business.

f)

The Vendor is a resident of Canada for the purposes of Section 116 of the Income Tax Act (Canada).

g)

There are no other material contracts save and except for those agreed to by the parties.

h)

The Vendor does not now and will not as of the Closing date, have any employees.  All amounts due on account of salaries, wages, holiday pay, unemployment premiums, WCB payments, CPP deductions and termination pay have been paid.

i)

The Vendor is not now, and will not at Closing be, in default under any contract related to the use of the Assets, or the operation of the point of sale terminals.

j)

The Vendor is a GST Registrant.

k)

That until August 31, 2004, the Vendor shall have conducted the business in a proper and reasonable businesslike manner.

l)

That subject to Article 4.03, the Vendor will pay, discharge or otherwise satisfy any claim, debt, account or charge of any kind arising from the Vendor's operation of the point of sale terminal business prior to August 31, 2004 including but not limited to any amount due or owing to any municipal, provincial or federal government, and any agency thereof, or any taxing authority of any kind.

m)

To the best of knowledge of the Vendor, neither the execution nor delivery of this Agreement nor fulfil l ment of or compliance with the terms and conditions hereof will contravene any provision of law, including, without limitation, any statute, rule, regulation, judgment, decree or order.

ARTICLE VII - REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

7.01

On the Closing the Purchaser and the Principal of the Purchaser will warrant to the Vendor the following:

a)

The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Alberta and it has the power, authority and capacity to enter into this Agreement and to carry out the transactions contemplated hereby all of which have been duly and validly authorized by all necessary corporate proceedings;

b)

Neither the execution of this Agreement nor its performance by the Purchaser will result in the breach of any term or provision of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement to which the Purchaser is a party; and

c)

The Purchaser acknowledges that it has investigated the Assets herein purchased and is purchasing same on its own judgment as to present or future revenues and profits and no reliance is made on any statements or representations of the Vendor or its agents as to the financial position of the Vendor's business nor anticipated position of the business after the closing date.

ARTICLE VIII - GST

8.01

The transaction contemplated herein constitutes the supply of all or substantially all of the property      of the business for the purposes of the Excise Tax Act  "Canada".

8.02

As of the Closing Date, the Purchaser will be a GST Registrant, and the Purchaser and Vendor will execute the requisite election so as to alleviate the necessity to remit GST on this sale.

ARTICLE IX  -  REPRESENTATIONS SHALL SURVIVE THE CLOSING

9.01

The representations and warranties contained herein or in any certificates or documents delivered in connection with the transactions contemplated hereby shall be true at and as of the Closing as though such representations, warranties and agreements were made at and as of the Closing and shall survive the Closing, for a period of two years following the Closing of the purchase and sale herein contemplated and any reorganization, amalgamation, sale or transfer of any of the parties hereto and shall continue in full force and effect except to the extent expressly waived in writing.

9.02

The Vendor indemnifies and saves harmless the Purchaser from and against any and all claims, actions, losses, damages or costs to which the Purchaser may be put or suffer by or as a result of the Vendor's breach of the foregoing representations and warranties;

ARTICLE X  -  CLOSING

10.01

The Closing (referred to herein as the "Closing") shall take place at 7:00 p.m. August 31, 2004 or such other date and time as may be mutually agreed in writing between the parties hereto, at the offices of Campbell & Company, solicitors for the Purchaser, 100, 4208 - 97 Street, Edmonton, Alberta, T6E 5Z9.  All adjustments to be made by the Vendor to the Purchase Price shall be made as of August 31, 2004.

ARTICLE XI  -  TRANSACTIONS OF THE VENDOR AT CLOSING

11.01

At the Closing the Vendor shall deliver or cause to be delivered to the Purchaser:

a)

all deeds, bills of sale, transfers and assignments (with full covenants or warranty) as are necessary to effectively vest good and marketable title to the Assets in the Purchaser, free and clear of all liens, mortgages, encumbrances, equities or claims of every nature and kind whatsoever ;

b)

confirmation that all scheduled GST remittances up to the Closing Date have been paid by the Vendor;

c)

statutory declaration of an Officer that all warranties and representations of the Vendor remain true ;

d)

a non-competition agreement of the Vendor and its Shareholders (or the principals thereof, as applicable) in the form attached as Schedule "C" to this agreement;

e)

statement of adjustments;

f)

certified copy of a resolution of the Directors and Shareholders of the Vendor authorizing the execution and implementation of this Agreement ; and

g)

a notice, in a form prepared by the Purchaser, to each of the Vendor's merchants notifying them of the sale.

ARTICLE XII  -  TRANSACTION OF THE PURCHASER AT CLOSING

12.01

At the Closing the Purchaser shall deliver or cause to be delivered to the Vendor:

a)

a Certified Cheque or solicitors' trust cheque for the amount then payable;

b)

a certified copy of a resolution of the directors and of the shareholders of the Purchaser authorizing the execution and implementation of this Agreement;

ARTICLE XIII  -  ASSETS AT RISK

13.01

The Assets shall be at the risk of the Vendor up to August 31, 2004.

ARTICLE XIV  -  CONFIDENTIALITY  & NON-COMPETITION

14.01

This agreement and the terms hereof are confidential and the parties agree not to disclose the terms hereof to anyone other than their professional advisors without the prior written consent of the other party.

ARTICLE XV  -  TIME OF THE ESSENCE

15.01

Time is expressly declared to be of the essence of this Agreement and each of the terms and conditions of this Agreement.

ARTICLE XVI  -  FURTHER ASSURANCES

16.01

The parties shall execute and deliver such further documents and instruments and do all such acts and things as may be reasonably necessary or requisite to carry out the full intent and meaning of this Agreement and to effect the transaction contemplated by this Agreement.

ARTICLE XVII - ACCEPTANCE

17.01

This offer may be accepted by 4:00 p.m., on the              day of August, 2004 whereupon it shall become a binding agreement of purchase and sale upon the terms and conditions herein set forth.

IN WITNESS WHEREOF the parties hereto have hereunto executed these presents as of the day and year first above written.

Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE ON October 21, 2004

Trading Symbol: MFLW (OTCBB)

Moneyflow Subsidiary Sells Debit Terminal (POS) Business

Calgary, Alberta - October 21, 2004 - MONEYFLOW SYSTEMS INTERNATIONAL INC.; (NASDAQ: OTC.BB - Symbol: MFLW) - Hal Schultz, President of MoneyFlow Systems International Inc. ("MoneyFlow"), reports that its subsidiary, Intercash POS Systems, has completed the sale of the majority of its debit terminal portfolio, commonly referred to as Point of Sale ("POS") terminals within the industry.  The company has recently been refocusing its business direction and preparing for a greater concentration within its core business areas including the installation, maintenance and management of ATMs and the promotion of its remote access digital video surveillance systems.

Mr. Schultz stated, "The POS business was the least profitable of our operations and required the most operating maintenance.  The Cdn$258,421.70 cash realized from the sale will enable us to deploy development capital in our pursuit of higher growth, higher margin opportunities and to better enable us to build on our core ATM and Remote Access Digital Surveillance businesses."

Under the terms of the transaction, Intercash sold 225 terminal locations to POS West, representing the bulk of the POS operations.  A holdback of Cdn $10,185.60 until Intercash confirms the status of certain accounts. This process has virtually been completed. Notwithstanding the sale of the majority of its POS business, Intercash will continue to operate certain of the wireless POS terminals located at corporate sites as these did not form part of the sale.

MoneyFlow Systems International Inc., a Nevada corporation, is in the business of providing electronic financial transaction products and services through its wholly owned Canadian subsidiaries, Security Bancorp Inc., (SBI) and employs CA$H STATION® as its registered trademark.  The company’s business is to supply, install, maintain and manage electronic funds transfer (EFT) terminals, (e.g. Automated Teller Machines (ATMs), to facilitate the convenient dispensing of cash and other services to merchants and consumers. In addition, the Company provides remote access digital video surveillance systems to homes, business, industry and government facilities.   Moneyflow has developed its "Remote Access Digital Video Recorder", which it manufactures and sells as the heart of its surveillance systems.  Users of the surveillance systems may view their location live, anytime from anywhere there is Internet access.

Cautionary Statement: This news release may include certain "Forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act, as amended. All statements, other than statements of historical fact, included in this release are forward-looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements.  All forward-looking statements in this release are expressly qualified by this notice.

CONTACT:

MoneyFlow Systems International Inc.

Investor Relations: 1-403-319-0242